UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2005
BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31812	58-2301143
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation		Number)

111 Barclay Boulevard
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
(847) 478-0500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On November 10, 2005, BioSante Pharmaceuticals, Inc. publicly announced its product development highlights and financial results for the third quarter ended September 30, 2005. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.
     The information contained in this report and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by BioSante Pharmaceuticals, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 10, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.
By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

Dated: November 11, 2005

BIOSANTE PHARMACEUTICALS, INC.
FORM 8-K
Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release issued November 10, 2005	Filed herewith